Contingencies	12 Months Ended
Dec. 31, 2019
Contingencies [Abstract]
Contingencies
Contingencies

Assumption Agreement
In 1999, we entered into an agreement that assumed certain obligations (the “Assumption Agreement”) in connection with a Share Purchase Agreement (the “Share Purchase Agreement”) between SYNSORB and our former shareholders to make milestone payments and royalty payments.

As of December 31, 2019, a milestone payment was still outstanding for $1.0 million, due within 90 days of the first receipt from an Appropriate Regulatory Authority, for marketing approval to sell pelareorep to the public or the approval of a new drug application for pelareorep.

This milestone payment, when payable, will be accounted for as research and development expense and will not be deductible for income tax purposes.

In addition to the milestone payment, payments may become due and payable in accordance with the Share Purchase Agreement upon realization of sales of pelareorep.  If we receive royalty payments or other payments as a result of entering into partnerships or other arrangements for the development of the reovirus technology, we are obligated to pay to the founding shareholders 10.75% (2018 - 10.75%) of the royalty payments and other payments received. Alternatively, if we develop the reovirus treatment to the point where it may be marketed at a commercial level, the payments referred to in the foregoing sentence will be amended to a royalty payment of 2.15% (2018 - 2.15%) of Net Sales received for such products.

BRI “Work in Kind” Contribution
We entered into an engineering and process development agreement with the Biotechnology Research Institute of the National Research Council of Canada (“BRI”).  The terms of this agreement include a “work in kind” contribution from BRI.  In exchange for this “work in kind” contribution, we agreed to provide a royalty, contingent upon receiving Sales Revenue, at the lesser of 0.5% of Sales Revenue or $20,000 per year.  The total royalty under this Agreement is equal to two times the “work in kind” contribution.  As of December 31, 2019, we estimate that the accumulated work in kind totals approximately $301,000.